UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 14, 2025

H2O America
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 14, 2025, the Board of Directors (the “Board”) of H2O America (the “Company”) increased the size of the Board from nine to ten directors, effective as of July 1, 2025, and, upon the recommendation of the Nominating & Governance Committee of the Board, appointed Andrew F. Walters as a member of the Board, effective as of July 1, 2025.
As previously disclosed, the Company appointed Mr. Walters, the Company's current Chief Financial Officer and Treasurer, to the position of Chief Executive Officer upon the retirement of Eric W. Thornburg as Chief Executive Officer and President of the Company, each effective July 1, 2025. Mr. Thornburg will remain as Chair of the Board .

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Company amended its bylaws effective May 14, 2025 in order to update the name of the Company as set forth in the bylaws from SJW Group to H20 America.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 14, 2025, the Company held its 2025 stockholders' meeting. The following proposals were approved by the stockholders at the meeting: (i) the election of the nine nominees listed in the Company's 2025 proxy statement to serve on the Board, (ii) the compensation of named executive officers as disclosed in the proxy statement, on an advisory basis, and (iii) the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, each by the votes set forth below:

Proposal 1: Election of Directors

Name of Director	For	Against	Abstain	Broker Non-Votes
Carl Guardino	28,359,376	190,141	20,029	2,826,237
Mary Ann Hanley	28,426,877	121,312	21,357	2,826,237
Heather Hunt	28,268,106	283,477	17,963	2,826,237
Rebecca A. Klein	28,454,433	101,454	13,659	2,826,237
Denise L. Kruger	28,469,743	88,186	11,617	2,826,237
Gregory P. Landis	27,846,913	703,800	18,833	2,826,237
Daniel B. More	28,421,443	126,800	21,303	2,826,237
Eric W. Thornburg	25,215,205	3,338,096	16,245	2,826,237
Carol P. Wallace	28,445,402	99,647	14,497	2,826,237

Proposal 2: Approval, on an advisory basis, of the compensation of named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
26,970,198	1,537,535	61,813	2,826,237

Proposal 3: Ratification of appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
31,311,255	60,844	23,684	0

Item 9:01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Documents
104	Cover Page Interactive Data File - the cover page XBRL tabs are embedded within Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H2O AMERICA

Date: May 20, 2025	/s/ Marisa Joss
Marisa Joss, Deputy General Counsel and Corporate Secretary